SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 25, 2003


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                       1-12002            23-2715194
       (State or other                (Commission        (I.R.S. Employer
 jurisdiction of incorporation)       File Number)      Identification No.)



                            20 Soundview Marketplace
                         Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)


                                 (516) 767-8830
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1     Press release dated February 25, 2003


ITEM 9. Regulation FD Disclosure

         The Registrant, Acadia Realty Trust, hereby makes available as an exhibit to this filing, a press release issued on February 25, 2003 announcing the financial and operating results for the fourth quarter and year ended December 31, 2002, as well as the increase of earnings guidance for the year ending December 31, 2003. The information included in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. This Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ACADIA REALTY TRUST
                                   (Registrant)


Date: February 25, 2003         By: /s/ Kenneth F. Bernstein
                                    -------------------------
                                    Name: Kenneth F. Bernstein
                                    Title: President and Chief Executive Officer



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